                                                                       EXHIBIT 5

FIRST SUNAMERICA       NEW BUSINESS DOCUMENTS         Overnight With Checks
LIFE INSURANCE COMPANY With Checks: P.O. Box 100357   Bank One
733 Third Avenue       Pasadena, CA 91189-0001        Lock Box 100357
New York, NY 10017     Without Checks: P.O. Box 54299 Building #6, Suite 120
                       Los Angeles, CA 90054-0299     2710 Media Center Drive
                                                      Los Angeles, CA 90065-1733

DEFERRED ANNUITY APPLICATION FORM                               FSA-545-1 (6/07)
Please print or type.

A. OWNER

--------------------------------------------------------------------------------
Last Name                       First Name                  Middle Initial

--------------------------------------------------------------------------------
Street Address               City               State                   Zip Code

Mo. Day Year   [ ] M [ ] F                 (    )
-------------  -----------  -------------  -----------------  ------------------
Date Of Birth      Sex      SSN or TIN     Telephone Number   E-mail Address

JOINT OWNER (If Applicable):

--------------------------------------------------------------------------------
Last Name                       First Name                  Middle Initial

Mo. Day Year    [ ] M [ ] F                                     (   )
-------------  ------------  ----------  ---------------------  ----------------
Date of Birth      Sex       SSN or TIN  Relationship to Owner  Telephone Number

B. ANNUITANT (Complete only if different from Owner)

--------------------------------------------------------------------------------
Last Name                       First Name                  Middle Initial

--------------------------------------------------------------------------------
Street Address               City               State                   Zip Code

Mo. Day Year   [ ] M [ ] F                 (    )
-------------  -----------  -------------  -----------------  ------------------
Date of Birth      Sex      SSN or TIN     Telephone Number   E-mail Address

JOINT ANNUITANT (If Applicable):
                                 -----------------------------------------------
                                 Last Name         First Name     Middle Initial

Mo. Day Year   [ ] M [ ] F                             (    )
------------   -----------  ------------------------   -------------------------
Date of Birth      Sex      SSN or TIN                 Telephone Number

C. BENEFICIARY (Please list additional beneficiaries, if any, in the special instructions section)

[X] Primary
            --------------------------------------------------------------------
                 Last Name                First Name              M I

                           Mo.     Day     Year
                           ---------------------   --------------   ------------
                           Date of Birth           Relationship     Percentage

[ ] Primary [ ] Contingent
                           --------------------------  ------------  -----------
                           Last Name  First Name  M I  Relationship  Percentage

[ ] Primary [ ] Contingent
                           --------------------------  ------------  -----------
                           Last Name  First Name  M I  Relationship  Percentage


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

D. TYPE OF CONTRACT (If this is a transfer or 1035 Exchange, please complete form F-2500NB and submit it with this Application form)

[ ] QUALIFIED PLAN MINIMUM   PLEASE INDICATE SPECIFIC QUALIFIED PLAN TYPE
    $25,000                  BELOW:

[ ] IRA (tax year _________) [ ] IRA TRANSFER   [ ] IRA ROLLOVER   [ ] ROTH IRA

[ ] 401(K)        [ ] 457    [ ] KEOGH          [ ] SEP   [ ] TSA  [ ] Other ___

[ ] NON-QUALIFIED PLAN MINIMUM $25,000

[ ] Check included with this Application form for $______________

E. SPECIFIED ANNUITY DATE: Date annuity payments ("income payments") begin. Must be at least 1 year after the Contract Date. Maximum annuitization age is the later of the Owner's 90th birthday or 10 years after Contract Date. NOTE: If left blank, the Annuity Date will default to the maximum for nonqualified and to 70 1/2 for qualified Contracts.

Month ______________ Day _____ Year __________

F. OPTIONAL ELECTIONS Once elected by the Owner, optional benefits may not be changed or terminated (with the exception of MarketLock elections). (See your registered representative and/or the prospectus for information about optional elections including availability and the maximum issue age).

LIVING BENEFIT ELECTIONS: ELECT ONE LIVING BENEFIT ONLY.

I.   [ ] MARKETLOCK (GMWB MAV)

II.

III. [ ] MARKETLOCK FOR LIFE PLUS (GMWB MAV BONUS). If elected, you must choose from the appropriate investment options under section [J]. Additionally, quarterly automatic asset rebalancing will occur. You must indicate the number of covered persons by selecting Single Life or Joint Life below.

         [ ] Single Life (1 covered person)
         [ ] Joint Life (2 covered persons) (If Joint Life is elected, you must complete the Spousal Beneficiary Information below.)

SPOUSAL BENEFICIARY INFORMATION

              Mo.       Day     Year
------------- ---------------------- ---- ---------------- ---------------------
Name          Date of Birth               Soc. Sec. Number Relationship to Owner

V.   [ ] SEASONS PROMISE (GMAV).

DEATH BENEFIT ELECTION

     If no Optional Death Benefit is elected, your beneficiary(ies) will receive the default Standard Death Benefit in the Contract.

[ ] MAXIMUM ANNIVERSARY VALUE

G. SPECIAL FEATURES (OPTIONAL)

[ ] SYSTEMATIC WITHDRAWAL: Include Form Number [F-5550SW] with this application.

[ ] AUTOMATIC ASSET REBALANCING: (NOTE: IF MARKETLOCK FOR LIFE PLUS IS ELECTED, AUTOMATIC QUARTERLY ASSET REBALANCING WILL OCCUR EVEN IF THIS SPECIAL FEATURE IS NOT ELECTED.) I request the accounts to be REBALANCED as designated in section J at the frequency initialed below:

     (Select only one) _________ Quarterly ________ Semiannually ______ Annually

H. ADDITIONAL INSTRUCTIONS (Additional Beneficiaries, Transfer Company Information; etc.)


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

J. INVESTMENT AND DCA INSTRUCTIONS--DO NOT USE IF ELECTING MARKETLOCK FOR LIFE PLUS

NOTE: IF YOU ELECTED MARKETLOCK FOR LIFE PLUS, GO TO THE NEXT PAGE TO PROVIDE YOUR INVESTMENT INSTRUCTIONS.

HOW TO COMPLETE THIS SECTION:

- Follow the steps below for INVESTING USING AUTOMATIC DOLLAR COST AVERAGING and INVESTMENT INSTRUCTIONS.

-    Use only whole percentages; totals must equal 100%.

STEP 1: INVESTING USING AUTOMATIC DOLLAR COST AVERAGING (DCA)

If you want to systematically invest using DCA, complete DCA Account Payment Instructions below and use the Investment Instructions section to provide us with your Target DCA Instructions. IF YOU DO NOT WANT TO INVEST USING DCA, skip to Step 2: Investment Instructions.

DCA ACCOUNT PAYMENT INSTRUCTIONS

Indicate in whole percentages your DCA Account payment allocation below, and then proceed to Step 2: Investment Instructions, where you must indicate your Target DCA Instructions. DCA Program will begin 30 days from the date of deposit. The minimum transfer amount is $100 monthly. We reserve the right to adjust the number of transfers in order to meet the minimum transfer amount.

             ______% 6-Month DCA Account ______% 1-Year DCA Account

STEP 2: INVESTMENT INSTRUCTIONS (USE ONLY WHOLE PERCENTAGES)

Please tell us how you would like to invest. PAYMENT ALLOCATION PERCENTAGES MUST TOTAL 100%. If you selected a DCA Account above, please provide Target DCA Instructions below. TARGET DCA INSTRUCTIONS MUST ALSO TOTAL 100%.

                                         PAYMENT     TARGET
                                       ALLOCATION     DCA
                                       ----------   -------
FIXED ACCOUNT OPTION
Fixed Account cannot be used as a
target account in a DCA Program.

1-Year Fixed Account                    _______%      N/A

SEASONS STRATEGIES
Growth Strategy                         _______%    _______%
Moderate Growth Strategy                _______%    _______%
Balanced Growth Strategy                _______%    _______%
Conservative Growth Strategy            _______%    _______%

SELECT PORTFOLIOS                       _______%    _______%
Large Cap Growth Portfolio              _______%    _______%
Large Cap Composite Portfolio           _______%    _______%
Large Cap Value Portfolio               _______%    _______%
Mid Cap Growth Portfolio                _______%    _______%
Mid Cap Value Portfolio                 _______%    _______%
Small Cap Portfolio                     _______%    _______%
International Equity Portfolio          _______%    _______%
Diversified Fixed Income Portfolio      _______%    _______%
Strategic Fixed Income Portfolio        _______%    _______%
Cash Management Portfolio               _______%    _______%

                                         PAYMENT     TARGET DCA
                                       ALLOCATION   INSTRUCTIONS
                                       ----------   ------------
FOCUSED PORTFOLIOS
Focus Growth Portfolio                  _______%      _______%
Focus Growth and Income Portfolio       _______%      _______%
Focus Value Portfolio                   _______%      _______%
Focus TechNet Portfolio                 _______%      _______%

MANAGED ALLOCATION PORTFOLIOS
Allocation Growth Portfolio             _______%      _______%
Allocation Moderate Growth Portfolio    _______%      _______%
Allocation Moderate Portfolio           _______%      _______%
Allocation Balanced Portfolio           _______%      _______%

DO NOT USE THIS PAGE IF YOU ARE ELECTING MARKETLOCK FOR LIFE PLUS

MARKETLOCK FOR LIFE PLUS INVESTMENT, DCA & AUTO REBALANCE INSTRUCTIONS

NOTE: IF YOU ARE NOT ELECTING MARKETLOCK FOR LIFE PLUS, USE THE PREVIOUS PAGE TO PROVIDE YOUR INVESTMENT INSTRUCTIONS.

HOW TO COMPLETE THIS SECTION:

- Before finalizing payment instructions, please review the requirements for Groups A and B below and refer to the "MarketLock For Life Plus Election Guide" included in this package

-    Follow the steps below for INVESTING USING DCA and INVESTMENT INSTRUCTIONS

- Automatic Asset Rebalancing is required. If you provide instructions under the Auto Asset Rebalance column, we will use them to set up your program. If you do not provide instructions, we will use your Payment Allocation instructions or Target DCA instructions to set up your program, as described in the prospectus and in the "MarketLock For Life Plus Election Guide."

STEP 1: INVESTING USING DCA

IF YOU WANT TO SYSTEMATICALLY INVEST USING AUTOMATIC DOLLAR COST AVERAGING
(DCA), complete the DCA Account Payment Instructions below and use the Investment Instructions section to provide us with your Target DCA Instructions. IF YOU DO NOT WANT TO INVEST USING DCA, skip to Step 2: Investment Instructions.

DCA ACCOUNT PAYMENT INSTRUCTIONS

Indicate in whole percentages your DCA Account payment allocation below, and then proceed to Step 2: Investment Instructions, where you must indicate your Target DCA Instructions. DCA Payment Allocations count toward the Group A investment requirements.

             ______% 6-MONTH DCA ACCOUNT ______% 1-YEAR DCA ACCOUNT

If using Option 2: please transfer the total above for DCA Accounts to the Group A box below.

DCA Program will begin 30 days from date of deposit. The minimum transfer amount is $100 monthly. We reserve the right to adjust the number of transfers in order to meet the minimum transfer amount.


IF YOU INVEST 100% IN A DCA ACCOUNT, UNLESS YOU INSTRUCT OTHERWISE, WE WILL USE YOUR TARGET DCA INSTRUCTIONS FOR YOUR AUTO ASSET REBALANCE INSTRUCTIONS.

STEP 2: INVESTMENT INSTRUCTIONS (USE ONLY WHOLE PERCENTAGES)

You can meet the investment requirements for MarketLock For Life Plus by selecting and building your own investment portfolio that meets the requirements.

GROUP A: NO MINIMUM TO A MAXIMUM OF 100%

                                  PAYMENT     TARGET DCA    AUTO ASSET
                                ALLOCATION   INSTRUCTIONS    REBALANCE
                                ----------   ------------   ----------
TOTAL FROM DCA ALLOCATION
ABOVE                            _______%       N/A          N/A
1-Year Fixed Account             _______%       N/A          _______%

SEASONS STRATEGIES
Growth Strategy                  _______%       _______%     _______%
Moderate Growth Strategy         _______%       _______%     _______%
Conservative Growth Strategy     _______%       _______%     _______%

SELECT PORTFOLIOS
Diversified Fixed Income
Portfolio                        _______%       _______%     _______%
Strategic Fixed Income
Portfolio                        _______%       _______%     _______%
Cash Management Portfolio        _______%       _______%     _______%
                                 _______%       _______%     _______%

MANAGED ALLOCATION PORTFOLIOS
Allocation Moderate Growth
Portfolio                        _______%       _______%     _______%
Allocation Moderate Portfolio    _______%       _______%     _______%
Allocation Balanced Portfolio    _______%       _______%     _______%
                                 -------        -------      -------
TOTAL MAY BE UP TO 100%          _______%       _______%     _______%
                                 =======        =======      =======

GROUP B - IF USING THIS GROUP, TOTAL MAY NOT EXCEED 15%

                                      PAYMENT     TARGET DCA    AUTO ASSET
                                    ALLOCATION   INSTRUCTIONS    REBALANCE
                                    ----------   ------------   ----------
SELECT PORTFOLIOS                    _______%      _______%      _______%
Large Cap Growth Portfolio           _______%      _______%      _______%
Large Cap Composite Portfolio        _______%      _______%      _______%
Large Cap Value Portfolio            _______%      _______%      _______%
Mid Cap Growth Portfolio             _______%      _______%      _______%
Mid Cap Value Portfolio              _______%      _______%      _______%
Small Cap Portfolio                  _______%      _______%      _______%
International Equity Portfolio       _______%      _______%      _______%
                                     _______%      _______%      _______%

FOCUSED PORTFOLIOS                   _______%      _______%      _______%
Focus Growth Portfolio               _______%      _______%      _______%
Focus Growth and Income Portfolio    _______%      _______%      _______%
Focus Value Portfolio                _______%      _______%      _______%
Focus TechNet Portfolio              _______%      _______%      _______%
                                     -------       -------       -------
TOTAL MAY NOT EXCEED 15%             _______%      _______%      _______%
                                     =======       =======       =======

           USE THIS PAGE IF YOU ARE ELECTING MARKETLOCK FOR LIFE PLUS

Do you have any existing life insurance or annuity contracts? [ ] Yes [ ] No If yes, will this Contract replace an existing life insurance or annuity contract?
[ ] Yes [ ] No (If yes, please attach transfer forms, replacement forms and indicate below, the name of the existing issuing company and the contract number.)

_________________________   _______________________   $_________________________
Company Name                Contract Number            Estimated Transfer Amount

MY ANSWERS TO THE ABOVE QUESTIONS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF. I AGREE THAT THIS APPLICATION FORM SHALL BE A PART OF ANY CONTRACT ISSUED BY THE COMPANY. FURTHER,

- I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR THIS VARIABLE ANNUITY AND THE APPLICABLE UNDERLYING FUNDS OF THE TRUSTS. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS.

- AFTER CONSULTING WITH MY REGISTERED REPRESENTATIVE AND REVIEWING THE PROSPECTUSES, I CONFIRM THAT THIS VARIABLE ANNUITY IS SUITABLE FOR MY OBJECTIVES AND NEEDS.

- I UNDERSTAND THAT ALL PURCHASE PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE VARIABLE PORTFOLIOS OR SUBACCOUNTS, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT BY THE COMPANY, THE U.S, GOVERNMENT OR ANY STATE GOVERNMENT; ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, FEDERAL OR STATE.

- IF I AM FUNDING A TAX QUALIFIED RETIREMENT PLAN WITH THIS ANNUITY, I UNDERSTAND THAT THE ANNUITY DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRAL TREATMENT BEYOND THAT WHICH I ALREADY HAVE UNDER MY PLAN.

- I UNDERSTAND THAT THE COMPANY RESERVES THE RIGHT TO ALLOCATE MY PURCHASE PAYMENT(S) AND ANY PAYMENT ENAHNCEMENT(S) TO THE CASH MANAGEMENT PORTFOLIO/SUBACCOUNT UNTIL THE END OF THE RIGHT TO EXAMINE.


Signed at
          ----------------------------------------------------------  ----------
          City                          State                         Date


-------------------------------------   ----------------------------------------
Owner's Signature                       Joint Owner's Signature (If Applicable)

K. LICENSED / AGENT/REGISTERED REPRESENTATIVE INFORMATION

Does the applicant have existing life insurance or annuity contracts? [ ] Yes
[ ] No If yes, will this Contract replace an existing life insurance or annuity contract? [ ] Yes [ ] No (If yes, please attach transfer forms and replacement forms.)

                                                                                                  -
-------------------------------------   -----------------------------------------   ---- ---- ---- ------------------
Registered Representative's Signature   Printed Name of Registered Representative   Soc. Sec. No.  (1st 5 Digits ONLY)

----------------------------------------------------------------------------------------------------------   ---------
Representative's Street Address                                               City           State           Zip

                          (     )
-----------------------   -----------------------------   -----------------------   ------------------------------
Broker/Dealer Firm Name   Representative's Phone Number   Licensed Agent ID Number  Representative's Email Address

For Office Use Only


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